Putnam BioRevolutionTM ETF
The fund's portfolio
1/31/24 (Unaudited)

COMMON STOCKS (97.2%)(a)
	Shares	Value
Biotechnology (21.5%)
AbbVie, Inc.	1,151	$189,224
Alnylam Pharmaceuticals, Inc.(NON)	158	27,320
Argenx SE ADR (Netherlands)(NON)	63	23,972
Ascendis Pharma A/S ADR (Denmark)(NON)	1,410	183,201
Biogen, Inc.(NON)	619	152,683
CRISPR Therapeutics AG (Switzerland)(NON)	468	29,461
Exact Sciences Corp.(NON)	1,600	104,640
Regeneron Pharmaceuticals, Inc.(NON)	164	154,616
Rocket Pharmaceuticals, Inc.(NON)	2,101	60,362
Twist Bioscience Corp.(NON)	2,275	73,710
Vertex Pharmaceuticals, Inc.(NON)	167	72,374

		1,071,563
Chemicals (19.7%)
Borregaard ASA (Norway)	4,656	79,439
Corteva, Inc.	4,332	197,019
Danimer Scientific, Inc.(NON)	13,915	8,878
DuPont de Nemours, Inc.	2,292	141,646
Ginkgo Bioworks Holdings, Inc.(NON)	41,272	49,939
Ingevity Corp.(NON)	2,130	92,783
Novozymes A/S ADR (Denmark)	4,140	210,850
PPG Industries, Inc.	720	101,549
Symrise AG (Germany)	983	101,918

		984,021
Commercial services and supplies (0.6%)
LanzaTech Global, Inc.(NON)	6,989	30,437

		30,437
Food products (3.5%)
Archer-Daniels-Midland Co.	819	45,520
Bunge Global SA	744	65,539
Kerry Group PLC Class A (Ireland)	738	65,492

		176,551
Interactive media and services (5.5%)
Alphabet, Inc. Class A(NON)	1,966	275,437

		275,437
Life sciences tools and services (24.8%)
10x Genomics, Inc. Class A(NON)	578	24,085
Avantor, Inc.(NON)	7,332	168,563
Bio-Rad Laboratories, Inc. Class A(NON)	872	279,816
Bio-Techne Corp.	723	50,841
Danaher Corp.	1,454	348,829
Thermo Fisher Scientific, Inc.	681	367,045

		1,239,179
Personal care products (2.1%)
L'Oreal SA (France)	218	104,538

		104,538
Pharmaceuticals (9.9%)
AstraZeneca PLC ADR (United Kingdom)	1,709	113,888
Eli Lilly and Co.	249	160,757
Sanofi SA (France)	731	73,401
Zoetis, Inc.	791	148,558

		496,604
Semiconductors and semiconductor equipment (6.2%)
NVIDIA Corp.	500	307,635

		307,635
Textiles, apparel, and luxury goods (3.4%)
Lululemon Athletica, Inc. (Canada)(NON)	376	170,635

		170,635

Total common stocks (cost $4,710,746)		$4,856,600

SHORT-TERM INVESTMENTS (2.8%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 5.06%(AFF)	141,178	$141,178

Total short-term investments (cost $141,178)		$141,178
TOTAL INVESTMENTS

Total investments (cost $4,851,924)		$4,997,778

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2023 through January 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $4,997,415.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/24
	Short-term investments
	Putnam Government Money Market Fund Class P*	$104,444	$665,845	$629,111	$4,933	$141,178

	Total Short-term investments	$104,444	$665,845	$629,111	$4,933	$141,178
	* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	76.9%
	Denmark	7.8
	France	3.6
	Canada	3.4
	United Kingdom	2.3
	Germany	2.0
	Norway	1.6
	Ireland	1.3
	Switzerland	0.6
	Netherlands	0.5

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$275,437	$—	$—
Consumer discretionary	170,635	—	—
Consumer staples	111,059	170,030	—
Health care	2,733,945	73,401	—
Industrials	30,437	—	—
Information technology	307,635	—	—
Materials	802,664	181,357	—

Total common stocks	4,431,812	424,788	—
Short-term investments	141,178	—	—

Totals by level	$4,572,990	$424,788	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com